                          ANNUAL REPORT / JULY 31 2000

                         AIM MID CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

        A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC

         PAINTING, IS USUALLY A PLEASING COMBINATION OF MANY DIFFERENT

           FLOWERING PLANTS. SIMILARLY, IN AIM MID CAP OPPORTUNITIES

          FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

          RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                     -------------------------------------

AIM Mid Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of the stocks of medium-sized companies which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 6/30/00 (the most recent calendar quarter-end) are as follows:
    Class A shares, one year, 71.96%; inception (12/30/98), 84.61%, Class B shares, inception (11/12/99), 29.03%. Class C shares, inception (11/12/99), 33.03%. Because the fund's Class B and Class C shares have been offered for less than a year, total returns provided are cumulative total returns that have not been annualized.
o Effective as of the close of business on 3/21/00, the fund was closed to new investors.
o During the fiscal year ended 7/31/00, the fund paid distributions of $1.8571 per share for Class A shares and $0.0104 per share for Class B and C shares.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's MidCap 400 index (the S&P 400) represents the performance of mid-capitalization stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the U.S. stock market.
o An investment cannot be made in an Index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people -- our employees and our investors -- are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
   APPEARS HERE]    eight million investors, with $176 billion in assets under management. Over that time, the industry as a whole has
    [PHOTO OF       grown from $51 billion in assets to more than $7 trillion
     Robert H.      today. I never dreamed we would see such phenomenal growth.
      Graham        You are the main reason for our success, and I want you to
   APPEARS HERE]    know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PRODUCES OUTSTANDING RETURNS DESPITE ROLLER-COASTER MARKET

MARKET TURBULENCE HAS BEEN IN THE NEWS A LOT THIS YEAR. HOW HAS THE FUND PERFORMED?
The fund achieved exceptional performance for the year ended July 31, 2000. Total return for the fund's Class A shares was an impressive 65.58% at net asset value, that is, excluding sales charges. These results far surpassed the returns of the fund's benchmarks: 47.39% for the Lipper Mid-Cap Growth Fund Index and 21.41% for the S&P 400. The S&P 500, regarded as a measure of the stock market in general, produced a return of 8.97%. That means the fund's Class A shares returned more than seven times as much as the stock market as a whole. Of course, as always, we must remind our shareholders that past performance cannot guarantee comparable future results.
    Class B and Class C shares have been in existence only since November 12, 1999, but since their inception, Class B shares returned 31.95% and Class C shares returned 31.90%, at net asset value. Because the fund's Class B and Class C shares have been offered for less than a year, these are cumulative total returns.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
While stock valuations continued to rise during the latter part of 1999, volatility has gripped the equity markets in 2000. In the spring, investors questioned the high market valuations of many technology-oriented stocks and withdrew from that sector in droves, effecting a major price correction.
    As the burgeoning economy continued to drive up demand for credit, the Federal Reserve Board (the Fed) worried that excessively rapid growth would set off inflation, and continued to raise the federal funds rate to dampen demand. The Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate--the rate banks charge one another for overnight loans--from 6.0% to 6.5% at its May 16 meeting.
    Markets rallied in June as key economic data, such as housing starts and retail sales, indicated that the economy might be slowing, diminishing the possibility of further Fed rate hikes. The Fed left rates unchanged at its June meeting, but its future actions will depend on what the economy does.

WHAT WAS BEHIND THE FUND'S SOLID PERFORMANCE IN A DIFFICULT MARKET?
We credit stock selection for the fund's impressive performance. In choosing holdings for the portfolio, we seek to own mid-cap stocks of companies with sound fundamentals and accelerating earnings growth. The fund invests primarily in the stocks of companies that we believe represent "special opportunities." These include companies that have made significant technological advances or discoveries, or that are taking advantage of positive or negative changes in the competitive outlook for a company or an industry. Special opportunities can also arise from changes in economic or political circumstances, or from important management changes within the company itself.
    A significant portion of the fund's return is attributable to its participation in the initial public offering (IPO) market. IPOs have a magnified impact on results because of the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
    The fund also benefited from its alternative investment strategy.

CAN YOU DESCRIBE THIS ALTERNATIVE INVESTMENT STRATEGY?
Owning the stocks of companies expected to experience strong earnings growth is only one of the ways the fund seeks to generate total return. The fund can also employ short-selling and leveraging. The fund can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are subsequently sold, with the intention of buying them later at a price we anticipate will be lower. We believe that a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of market rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of July 31, 2000, the fund had 132 long positions. Technology stocks made up 39% of the portfolio. Although tech stocks were extremely volatile during the reporting period, the fund avoided most of the damage, since it was not heavily involved with the parts of the sector that were most vulnerable to the spring sell-off.

                                  [BAR GRAPH]

TOTAL RETURNS

Year ended 7/31/00, at net asset value
================================================================================
FUND CLASS A SHARES                          65.58%

LIPPER MID-CAP GROWTH FUND INDEX             47.39%

S&P 400 MIDCAP INDEX                         21.41%

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.

                         AIM MID-CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


    Energy stocks were the next-largest segment at 11%, with capital goods third at 6%. Please note that our sector weightings were the result of our earnings-based stock-selection process, not macroeconomic predictions. We found more companies with excellent growth prospects in the technology, energy and capital-goods sectors.

WHAT WERE A FEW OF THE TECH STOCKS IN THE PORTFOLIO AT THE END OF THE REPORTING PERIOD?

o ADC Telecommunications is a global supplier of broadband transmission and networking systems for cable television, broadcast, wireless and enterprise networks.

o Check Point Software Technologies provides infrastructure for Internet security, especially for business-to-business communications.

o Scientific-Atlanta produces video-compression systems, remote-monitoring systems and fiber-optic and coaxial cable-based broadband access systems.

o Veeco Instruments manufactures metrology tools, ion-beam etching and deposition equipment, and X-ray fluorescence systems used in fabricating microelectronic components.

o Methode Electronics produces electrical, electronic and optical components for manufacturers of information-processing, communications and networking equipment.

o Comverse Technology's platforms enable wireless, wireline and Internet companies to provide message-processing and personal-communication services.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?

o Newport Corp. operates the Port of Newcastle, one of Australia's major shipping ports for bulk export shipments, especially coal and metals.

o Univision Communications operates a 14-nation Spanish-language television production and distribution system providing news, information and entertainment.

o Medicis Pharmaceutical develops and markets dermatological-treatment products.

o Harley-Davidson produces an extensive line of motorcycles and related products and services bearing the firm's popular brand name.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." If Fed policy succeeds in keeping economic growth at a sustainably low rate and in keeping inflation at bay, there may be no need for further interest-rate increases. Such an environment could prolong the current record economic expansion, helping to sustain corporate earnings growth, which could prove favorable for stocks.
    The Fed left interest rates unchanged at its meeting in August, after the reporting period ended, but if new evidence indicates that economic growth is not slowing enough, rates could rise again later in the year. Uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.


PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

=======================================================================================================================
TOP 10 STOCK HOLDINGS                                         TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------
 1. ADC Telecommunications, Inc.                      2.92%    1. Computers (Software & Services)               13.87%
 2. Check Point Software Technologies Ltd. (Israel)   1.92     2. Communications Equipment                      12.10
 3. Scientific-Atlanta, Inc.                          1.75     3. Oil & Gas (Drilling & Equipment)               8.60
 4. Veeco Instruments Inc.                            1.73     4. Electrical Equipment                           6.10
 5. Methode Electronics, Inc. -- Class A              1.67     5. Investments                                    5.77
 6. Newport Corp.                                     1.45     6. Electronics (Instrumentation)                  4.31
 7. Univision Communications Inc. -- Class A          1.37     7. Electronics (Semiconductors)                   4.05
 8. Medicis Pharmaceutical Corp. -- Class A           1.36     8. Broadcasting (Television, Radio & Cable)       3.48
 9. Comverse Technology, Inc.                         1.34     9. Retail (Specialty)                             3.30
 10. Harley-Davidson, Inc.                            1.30     10. Services (Data Processing)                    2.81

TOP 10 SHORT POSITIONS
 1. UnitedHealth Group Inc.                           1.00%
 2. Stryker Corp.                                     0.98
 3. Orthodontic Centers of America, Inc.              0.90
 4. Express Scripts, Inc. -- Class A                  0.86
 5. Fastenal Co.                                      0.82
 6. Yahoo! Inc.                                       0.79
 7. Silicon Storage Technology, Inc.                  0.72
 8. Newell Rubbermaid Inc.                            0.72
 9. Metris Companies Inc.                             0.56
 10. QUALCOMM Inc.                                    0.53

Please keep in mind that the fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================================


          See important fund and index disclosures inside front cover.

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP OPPORTUNITIES FUND VS. BENCHMARK INDEXES

12/30/98-7/31/00

HYPO CHART

================================================================================
               AIM Mid Cap     Lipper Mid Cap      S&P Mid-Cap
              Opportunities     Growth Fund            400
                   Fund            Index              Index
              -------------    --------------    -------------
12/30/99          9,450            10,000            10,000
 2/99             9,848             9,681             9,107
 3/99            11,257            10,371             9,362
 4/99            12,476            10,797            10,100
 5/99            13,119            10,752            10,145
 6/99            13,771            11,618            10,687
 7/99            14,915            11,459            10,460
 8/99            15,529            11,401            10,102
 9/99            16,219            11,734             9,790
10/99            17,032            12,772            10,289
11/99            19,228            14,374            10,829
12/99            21,319            17,372            11,472
 1/00            21,235            17,074            11,149
 2/00            27,393            21,352            11,929
 3/00            27,864            19,849            12,928
 4/00            25,219            17,231            12,476
 5/00            23,378            15,682            12,321
 6/00            25,062            18,119            12,502
 7/00            24,696            16,890            12,670

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/30/98-7/31/00. (The data for the indexes are for the period 12/31/98-7/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 400 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Mid-Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/98)             76.99%
  1 year                           56.46*
  *65.58% excluding sales charges

CLASS B SHARES**
  Inception (11/12/99)             26.95%*
  *31.95% excluding CDSC

CLASS C SHARES**
  Inception (11/12/99)             30.90%*
  *31.90% excluding CDSC
================================================================================

**Because the fund's Class B and Class C shares have been offered for less than a year, total returns provided for those classes are cumulative total returns that have not been annualized.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.



                         AIM MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
STOCKS & OTHER EQUITY INTERESTS-85.39%

AUTO PARTS & EQUIPMENT-0.45%

Danaher Corp.                            60,900   $  3,102,094
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.64%

Adolph Coors Co.-Class B                 70,400      4,435,200
--------------------------------------------------------------

BIOTECHNOLOGY-1.12%

Affymetrix, Inc.(a)                      25,000      3,413,672
--------------------------------------------------------------
PE Corp.-Celera Genomics Group(a)        50,000      4,343,750
--------------------------------------------------------------
                                                     7,757,422
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.46%

Hispanic Broadcasting Corp.(a)          148,300      5,644,669
--------------------------------------------------------------
Pegasus Communications Corp.(a)         113,000      4,774,250
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                   76,300      9,480,275
--------------------------------------------------------------
Westwood One, Inc.(a)                   145,000      4,032,812
--------------------------------------------------------------
                                                    23,932,006
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.40%

ADC Telecommunications, Inc.(a)         481,400     20,188,712
--------------------------------------------------------------
Andrew Corp.(a)                         200,000      5,637,500
--------------------------------------------------------------
Bookham Technology PLC-ADR (United
  Kingdom)(a)                           100,000      6,275,000
--------------------------------------------------------------
Comverse Technology, Inc.(a)            106,000      9,301,500
--------------------------------------------------------------
Digital Lightwave, Inc.(a)               55,100      4,817,806
--------------------------------------------------------------
Ditech Communications Corp.(a)           63,300      3,030,487
--------------------------------------------------------------
Harris Corp.                            149,800      5,130,650
--------------------------------------------------------------
Polycom, Inc.(a)                         68,200      6,469,409
--------------------------------------------------------------
Sawtek Inc.(a)                          112,500      5,990,625
--------------------------------------------------------------
Scientific-Atlanta, Inc.                156,900     12,081,300
--------------------------------------------------------------
                                                    78,922,989
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.65%

Virata Corp.(a)                          70,800      4,531,200
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.24%

SanDisk Corp.(a)                        135,000      8,606,250
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.69%

Advanced Fibre Communications,
  Inc.(a)                               153,200      6,568,450
--------------------------------------------------------------
Allaire Corp.(a)                        113,100      3,490,195
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                      114,400     13,270,400
--------------------------------------------------------------
Digex, Inc.(a)                          125,000      7,882,812
--------------------------------------------------------------
i2 Technologies, Inc.(a)                 52,400      6,798,900
--------------------------------------------------------------
Macromedia, Inc.(a)                      67,300      5,148,450
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Macrovision Corp.(a)                    102,100   $  7,708,550
--------------------------------------------------------------
Mercury Interactive Corp.(a)             79,800      7,921,397
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               63,700      5,247,287
--------------------------------------------------------------
Portal Software, Inc.(a)                132,700      6,682,689
--------------------------------------------------------------
Quest Software, Inc.(a)                 102,500      4,843,125
--------------------------------------------------------------
Rational Software Corp.(a)               79,000      8,038,250
--------------------------------------------------------------
Titan Capital Trust-$2.88 Conv.
  Pfd. (Acquired 02/03/00-04/04/00;
  Cost $3,262,947)(b)                    62,000      2,573,000
--------------------------------------------------------------
Verity, Inc.(a)                          78,400      2,856,700
--------------------------------------------------------------
Websense, Inc.(a)                       137,200      3,155,600
--------------------------------------------------------------
WebTrends Corp.(a)                       85,000      2,555,312
--------------------------------------------------------------
                                                    94,741,117
--------------------------------------------------------------

CONSUMER FINANCE-0.64%

Capital One Financial Corp.              75,000      4,396,875
--------------------------------------------------------------

ELECTRIC COMPANIES-0.51%

Montana Power Co. (The)                 121,700      3,521,694
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-5.86%

American Power Conversion Corp.(a)      124,100      3,156,794
--------------------------------------------------------------
CommScope, Inc.(a)                       90,650      3,031,109
--------------------------------------------------------------
Cree, Inc.(a)                            38,900      4,373,819
--------------------------------------------------------------
Electro Scientific Industries,
  Inc.(a)                               114,000      5,179,875
--------------------------------------------------------------
Sanmina Corp.(a)(b)                      77,600      7,207,100
--------------------------------------------------------------
Veeco Instruments Inc.(a)               152,000     11,970,000
--------------------------------------------------------------
Viasystems Group, Inc.(a)               345,000      5,670,937
--------------------------------------------------------------
                                                    40,589,634
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.40%

Aeroflex Inc.(a)                         95,550      2,735,119
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-4.31%

Coherent, Inc.(a)                        54,800      3,281,150
--------------------------------------------------------------
Methode Electronics, Inc.-Class A       254,700     11,572,931
--------------------------------------------------------------
Newport Corp.                           102,600     10,041,975
--------------------------------------------------------------
PerkinElmer, Inc.                        76,600      4,897,612
--------------------------------------------------------------
                                                    29,793,668
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.83%

Intersil Holding Corp.(a)                84,000      4,814,250
--------------------------------------------------------------
Micrel, Inc.(a)                          69,800      3,494,362
--------------------------------------------------------------
Microchip Technology Inc.(a)             59,750      4,148,891
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)        5,300        247,113
--------------------------------------------------------------
Semtech Corp.(a)                         71,600      5,741,425
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Vitesse Semiconductor Corp.(a)          135,000   $  8,049,375
--------------------------------------------------------------
                                                    26,495,416
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.23%

Credence Systems Corp.(a)                10,700        457,425
--------------------------------------------------------------
Novellus Systems, Inc.(a)                55,400      2,988,138
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   103,800      5,040,788
--------------------------------------------------------------
                                                     8,486,351
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.95%

SEI Investments Co.                     120,600      6,602,850
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.34%

Forest Laboratories, Inc.(a)             39,900      4,269,300
--------------------------------------------------------------
Jones Pharma Inc.                        76,500      2,500,594
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                  167,100      9,399,375
--------------------------------------------------------------
                                                    16,169,269
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.27%

Health Management Associates,
  Inc.-Class A(a)                       561,700      8,811,669
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.83%

First Health Group Corp.(a)             188,300      5,766,688
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.93%

ACE Ltd. (Bermuda)                      178,300      6,418,800
--------------------------------------------------------------

INSURANCE BROKERS-0.36%

Aon Corp.                                70,100      2,523,600
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.62%

Federated Investors, Inc.-Class B       165,000      4,320,938
--------------------------------------------------------------

IRON & STEEL-0.93%

NS Group, Inc.(a)                       450,000      6,468,750
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.30%

Harley-Davidson, Inc.                   200,000      8,975,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.64%

Millipore Corp.                          70,000      4,401,250
--------------------------------------------------------------

NATURAL GAS-0.45%

Dynegy Inc.-Class A                      44,054      3,100,300
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-8.60%

BJ Services Co.(a)                       50,000      2,918,750
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  82,300      5,318,638
--------------------------------------------------------------
ENSCO International Inc.                175,000      5,906,250
--------------------------------------------------------------
Grant Prideco, Inc.(a)                  168,100      3,383,013
--------------------------------------------------------------
Nabors Industries, Inc.(a)              137,400      5,719,275
--------------------------------------------------------------
National-Oilwell, Inc.(a)               232,500      7,672,500
--------------------------------------------------------------
Patterson Energy, Inc.(a)               150,000      3,740,625
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

R&B Falcon Corp.(a)                     249,300   $  4,970,419
--------------------------------------------------------------
Rowan Cos., Inc.(a)                     186,800      4,716,700
--------------------------------------------------------------
Smith International, Inc.(a)             83,100      5,931,263
--------------------------------------------------------------
Transocean Sedco Forex Inc.             115,200      5,702,400
--------------------------------------------------------------
Weatherford International, Inc.(a)       88,500      3,545,531
--------------------------------------------------------------
                                                    59,525,364
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.56%

Anadarko Petroleum Corp.                 82,992      3,968,055
--------------------------------------------------------------
Kerr-McGee Corp.                        125,000      6,859,375
--------------------------------------------------------------
                                                    10,827,430
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.50%

Valero Energy Corp.-$1.94 Conv.
  Pfd.                                  150,000      3,468,750
--------------------------------------------------------------

RAILROADS-0.76%

Stilwell Financial, Inc.(a)             120,000      5,287,500
--------------------------------------------------------------

RESTAURANTS-0.82%

Brinker International, Inc.(a)          110,000      3,141,875
--------------------------------------------------------------
Outback Steakhouse, Inc.(a)             110,350      2,531,153
--------------------------------------------------------------
                                                     5,673,028
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.01%

Dollar Tree Stores, Inc.(a)              92,400      3,932,775
--------------------------------------------------------------
Family Dollar Stores, Inc.              181,000      3,054,375
--------------------------------------------------------------
                                                     6,987,150
--------------------------------------------------------------

RETAIL (SPECIALTY)-3.30%

Bed Bath & Beyond Inc.(a)               178,600      6,574,713
--------------------------------------------------------------
Linens 'n Things, Inc.(a)               243,500      7,289,781
--------------------------------------------------------------
Tiffany & Co.                           109,000      3,733,250
--------------------------------------------------------------
Zale Corp.(a)                           140,000      5,232,500
--------------------------------------------------------------
                                                    22,830,244
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.40%

Intimate Brands, Inc.                   240,000      4,185,000
--------------------------------------------------------------
Talbots, Inc. (The)                     108,500      5,479,250
--------------------------------------------------------------
                                                     9,664,250
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.99%

Lamar Advertising Co.(a)                150,000      6,843,750
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.76%

Critical Path, Inc.(a)                   94,000      5,234,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.81%

CheckFree Corp.(a)                      135,000      8,201,250
--------------------------------------------------------------
CSG Systems International, Inc.(a)      107,100      5,696,381
--------------------------------------------------------------
Fiserv, Inc.(a)                          99,100      5,531,019
--------------------------------------------------------------
                                                    19,428,650
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.29%

Crown Castle International Corp.(a)     146,000   $  4,964,000
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)         115,700      4,013,344
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)       125,000      6,875,000
--------------------------------------------------------------
                                                    15,852,344
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.12%

Corvis Corp.(a)                          10,360        852,919
--------------------------------------------------------------

TELEPHONE-0.42%

NTL Inc.(a)                              64,000      2,884,000
--------------------------------------------------------------
    Total Stocks & Other Equity
      Interests (Cost $546,634,042)                590,966,153
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE CONVERTIBLE BONDS &
  NOTES-1.67%

COMMUNICATIONS EQUIPMENT-0.70%

Kestrel Solutions, Conv. Notes
  5.50%, 07/15/05 (Acquired
  07/20/00; Cost $4,500,000)(c)      $4,500,000      4,860,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.14%

Exodus Communications, Inc., Conv.
  Notes
  4.75%, 07/15/08 (Acquired
    12/02/99; Cost $310,000)(c)         310,000        438,650
--------------------------------------------------------------
  4.75%, 07/15/08                       350,000        495,250
--------------------------------------------------------------
                                                       933,900
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.83%

Primus Telecomm Group, Conv. Debs.
  5.75%, 02/15/07 (Acquired
    02/17/00-07/24/00; Cost
    $7,726,662)(c)                   10,000,000      5,737,500
--------------------------------------------------------------
    Total Corporate Convertible
      Bonds & Notes (Cost
      $13,123,745)                                  11,531,400
--------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION
                        CONTRACTS    PRICE        DATE

OPTIONS PURCHASED-6.69%

CALLS-0.58%

Freddie Mac
  (Financial-
  Diversified)            2,297      $   40     Aug-00           308,659
------------------------------------------------------------------------
Lycos, Inc.
  (Computers-Software
  & Services)             1,134          60     Oct-00         1,247,400
------------------------------------------------------------------------
Micron Technology,
  Inc. (Electronics-
  Semiconductors)         2,500          85     Aug-00         1,093,750
------------------------------------------------------------------------
NS Group, Inc. (Iron &
  Steel)                  2,500          18     Oct-00           359,375
------------------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION      MARKET
                        CONTRACTS    PRICE        DATE         VALUE
CALLS-(CONTINUED)

Philadelphia Oil
  Service Sector Index
  (Oil & Gas-Exploration
  & Production)           2,437      $  140     Sep-00      $    502,631
------------------------------------------------------------------------
Philadelphia
  Semiconductor Index
  (Electronics-
  Semiconductors)           240       1,100     Aug-00           456,000
------------------------------------------------------------------------
S&P 500 Index
  (Investments)           1,171       1,550     Aug-00            62,209
------------------------------------------------------------------------
                                                               4,030,024
------------------------------------------------------------------------

PUTS-6.11%

AMEX Pharmaceutical
  Index (Health
  Care-Drugs-Major
  Pharmaceuticals)          655         370     Oct-00           630,438
------------------------------------------------------------------------
Morgan Stanley
  Internet Index
  (Investments)           2,777          70     Dec-00         2,707,575
------------------------------------------------------------------------
Nasdaq 100 Index
  (Investments)             274       3,300     Sep-00         3,421,575
------------------------------------------------------------------------
                            147       3,600     Dec-00         5,582,325
------------------------------------------------------------------------
Pegasus Communications
  Corp. (Broadcasting-
  Television, Radio &
  Cable)                  1,130          32     Sep-00           162,438
------------------------------------------------------------------------
Russell 2000 Index
  (Investments)           2,512         500     Sep-00         4,553,000
------------------------------------------------------------------------
                          2,473         510     Dec-00         8,717,325
------------------------------------------------------------------------
S&P 500 Index
  (Investments)             580       1,450     Aug-00         1,943,000
------------------------------------------------------------------------
                          1,484       1,420     Aug-00         3,134,950
------------------------------------------------------------------------
                            600       1,400     Sep-00         1,432,500
------------------------------------------------------------------------
                          1,185       1,350     Dec-00         3,851,250
------------------------------------------------------------------------
                            975       1,400     Dec-00         4,533,750
------------------------------------------------------------------------
Symbol Technologies,
  Inc. (Electrical
  Equipment)              1,615          50     Aug-00         1,615,000
------------------------------------------------------------------------
                                                              42,285,126
------------------------------------------------------------------------
    Total Options Purchased (Cost $51,718,702)                46,315,150
------------------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-4.94%

STIC Liquid Assets Portfolio(d)      17,090,354     17,090,354
--------------------------------------------------------------
STIC Prime Portfolio(d)              17,090,354     17,090,354
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $34,180,708)                                  34,180,708
--------------------------------------------------------------
TOTAL INVESTMENTS-98.69% (Cost
  $645,657,197)                                    682,993,411
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.31%                  9,100,746
--------------------------------------------------------------
NET ASSETS-100.00%                                $692,094,157
==============================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)

Advanced Micro Devices, Inc.            35,000   $  2,517,812
-------------------------------------------------------------
Amazon.com, Inc.                       113,600      3,422,200
-------------------------------------------------------------
Amkor Technology, Inc.                 100,000      2,750,000
-------------------------------------------------------------
ANTEC Corp.                             55,000      2,079,687
-------------------------------------------------------------
ARM Holdings PLC-ADR (United Kingdom)   78,100      2,679,806
-------------------------------------------------------------
Atmel Corp.                            105,600      3,161,400
-------------------------------------------------------------
Audiovox Corp-Class A                   72,100      1,117,550
-------------------------------------------------------------
BroadVision, Inc.                       77,700      2,811,769
-------------------------------------------------------------
CacheFlow Inc.                          40,000      2,720,000
-------------------------------------------------------------
Carrier Access Corp.                    39,000      2,335,125
-------------------------------------------------------------
Costco Wholesale Corp.                 100,000      3,256,250
-------------------------------------------------------------
CVS Corp.                               81,800      3,225,987
-------------------------------------------------------------
Digital Island Inc.                     80,000      2,295,000
-------------------------------------------------------------
DoubleClick Inc.                        51,600      1,854,375
-------------------------------------------------------------
Echelon Corp.                           80,000      2,970,000
-------------------------------------------------------------
Express Scripts, Inc.-Class A           93,000      5,975,250
-------------------------------------------------------------
Fastenal Co.                            92,000      5,681,000
-------------------------------------------------------------
Globalstar Telecommunications Ltd.      88,000        682,000
-------------------------------------------------------------
Hewlett-Packard Co.                     12,500      1,364,844
-------------------------------------------------------------
Knight Trading Group, Inc.              52,500      1,394,531
-------------------------------------------------------------
Magna International Inc.-Class A
  (Canada)                              68,000      3,387,250
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)-(CONTINUED)

Metris Companies Inc.                  132,500   $  3,883,906
-------------------------------------------------------------
Newell Rubbermaid Inc.                 185,000      4,983,437
-------------------------------------------------------------
Orthodontic Centers of America, Inc.   239,700      6,202,237
-------------------------------------------------------------
Oxford Health Plans, Inc.              150,000      3,590,625
-------------------------------------------------------------
QLogic Corp.                            32,500      2,421,250
-------------------------------------------------------------
QLT Inc. (Canada)                       45,600      3,003,900
-------------------------------------------------------------
QUALCOMM Inc.                           56,700      3,681,956
-------------------------------------------------------------
Scient Corp.                            36,000      1,678,500
-------------------------------------------------------------
Sigma-Aldrich Corp.                    110,000      2,997,500
-------------------------------------------------------------
Silicon Storage Technology, Inc.        79,000      4,991,813
-------------------------------------------------------------
Starbucks Corp.                         85,000      3,187,500
-------------------------------------------------------------
Stryker Corp.                          158,000      6,784,125
-------------------------------------------------------------
Sunoco, Inc.                           125,000      3,046,875
-------------------------------------------------------------
Symbol Technologies, Inc.               87,500      3,489,063
-------------------------------------------------------------
TMP Worldwide, Inc.                     23,800      1,713,600
-------------------------------------------------------------
UnitedHealth Group Inc.                 84,600      6,921,338
-------------------------------------------------------------
Vignette Corp.                          53,300      1,805,538
-------------------------------------------------------------
Whole Foods Market, Inc.                75,000      3,351,563
-------------------------------------------------------------
Yahoo! Inc.                             42,500      5,469,219
-------------------------------------------------------------
                                                 $130,885,781
=============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/00 was $13,609,150 which represented 1.97% of the Fund's net assets.
(d) The money market fund has the same investment advisor as the Fund.
(e) Collateral on short sales was segregated by the fund in the amount of $149,532,385 which represents 115.97% of market value of securities sold short.



See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:

Investments, at market value (cost
  $645,657,197)                                 $682,993,411
------------------------------------------------------------
Cash                                               3,358,811
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,613,808
------------------------------------------------------------
  Fund shares sold                                   529,249
------------------------------------------------------------
  Dividends and interest                             508,950
------------------------------------------------------------
  Investments sold short                         133,456,563
------------------------------------------------------------
  Short positions                                  2,687,658
------------------------------------------------------------
  Short stock rebates                                767,223
------------------------------------------------------------
Investment for deferred compensation plan              8,763
------------------------------------------------------------
Other assets                                           6,853
------------------------------------------------------------
    Total assets                                 833,931,289
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            7,701,274
------------------------------------------------------------
  Fund shares reacquired                           1,120,964
------------------------------------------------------------
  Options written (premiums received
    $1,696,536)                                      438,781
------------------------------------------------------------
  Short stock account interest                        16,198
------------------------------------------------------------
  Deferred compensation plan                           8,763
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $133,456,563)       130,885,781
------------------------------------------------------------
Accrued advisory fees                                951,444
------------------------------------------------------------
Accrued administrative services fees                  14,199
------------------------------------------------------------
Accrued distribution fees                            413,166
------------------------------------------------------------
Accrued trustees' fees                                   617
------------------------------------------------------------
Accrued transfer agent fees                          130,411
------------------------------------------------------------
Accrued operating expenses                           155,534
------------------------------------------------------------
    Total liabilities                            141,837,132
------------------------------------------------------------
Net assets applicable to shares outstanding     $692,094,157
============================================================

NET ASSETS:

Class A                                         $336,203,260
============================================================
Class B                                         $255,438,870
============================================================
Class C                                         $100,452,027
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           14,234,752
============================================================
Class B                                           10,865,522
============================================================
Class C                                            4,273,607
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      23.62
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.62 divided by
    94.50%)                                     $      24.99
============================================================
Class B:
  Net asset value and offering price per share  $      23.51
============================================================
Class C:
  Net asset value and offering price per share  $      23.51
============================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 2000

INVESTMENT INCOME:

Short stock rebate                              $  2,762,008
------------------------------------------------------------
Dividends -- Affiliated issuers                    1,454,901
------------------------------------------------------------
Dividends                                            534,381
------------------------------------------------------------
Interest                                             527,559
------------------------------------------------------------
    Total investment income                        5,278,849
------------------------------------------------------------

EXPENSES:

Advisory fees                                      5,153,525
------------------------------------------------------------
Administrative services fee                           86,581
------------------------------------------------------------
Custodian fees                                        67,327
------------------------------------------------------------
Distribution fees -- Class A                         596,038
------------------------------------------------------------
Distribution fees -- Class B                       1,287,873
------------------------------------------------------------
Distribution fees -- Class C                         485,856
------------------------------------------------------------
Interest                                             576,971
------------------------------------------------------------
Transfer agent fees -- Class A                       178,964
------------------------------------------------------------
Transfer agent fees -- Class B                       175,188
------------------------------------------------------------
Transfer agent fees -- Class C                        66,085
------------------------------------------------------------
Trustees' fees                                         7,449
------------------------------------------------------------
Dividends on short sales                             297,343
------------------------------------------------------------
Other                                                568,905
------------------------------------------------------------
    Total expenses                                 9,548,105
------------------------------------------------------------
Less: Fees waived                                   (123,065)
------------------------------------------------------------
    Expenses paid indirectly                         (27,311)
------------------------------------------------------------
    Net expenses                                   9,397,729
------------------------------------------------------------
Net investment income (loss)                      (4,118,880)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                          (59,472,683)
------------------------------------------------------------
  Futures contracts                                 (608,808)
------------------------------------------------------------
  Option contracts                                15,389,246
------------------------------------------------------------
  Securities sold short                            8,185,246
------------------------------------------------------------
                                                 (36,506,999)
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           36,515,950
------------------------------------------------------------
  Option contracts                                 1,261,674
------------------------------------------------------------
  Securities sold short                            2,568,948
------------------------------------------------------------
                                                  40,346,572
------------------------------------------------------------
Net gain on investment securities, securities
  sold short, futures and option contracts         3,839,573
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $   (279,307)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999

                                                                  2000           1999
                                                              ------------    ----------
OPERATIONS:

  Net investment income (loss)                                $ (4,118,880)   $  (12,670)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    securities sold short, futures and option contracts        (36,506,999)      454,839
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short, futures and option
    contracts                                                   40,346,572       818,178
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  (279,307)    1,260,347
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (50,980)           --
----------------------------------------------------------------------------------------
  Class B                                                          (21,216)           --
----------------------------------------------------------------------------------------
  Class C                                                           (6,678)           --
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (685,956)           --
----------------------------------------------------------------------------------------
  Class B                                                           (9,194)           --
----------------------------------------------------------------------------------------
  Class C                                                           (2,917)           --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      329,734,266     3,529,528
----------------------------------------------------------------------------------------
  Class B                                                      255,671,637            --
----------------------------------------------------------------------------------------
  Class C                                                      102,954,627            --
----------------------------------------------------------------------------------------
    Net increase in net assets                                 687,304,282     4,789,875
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                              4,789,875            --
----------------------------------------------------------------------------------------
  End of year                                                 $692,094,157    $4,789,875
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $687,714,752    $3,529,528
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (31,466)           --
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, securities sold short, futures and option
    contracts                                                  (36,753,879)      442,169
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short, futures and option contracts         41,164,750       818,178
----------------------------------------------------------------------------------------
                                                              $692,094,157    $4,789,875
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund is closed to new investors as of March 21, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
      On July 31, 2000 additional paid-in capital was decreased by $4,175,306, undistributed net investment income was increased by $4,166,288 and undistributed net realized gains was increased by $9,018 as a result of reclassifications of a net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
      The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2000, AIM was paid $86,581 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended July 31, 2000, AFS was paid $176,151 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. Upon the Fund closing to new investors AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution fees. For the year ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $472,973, $1,287,873 and $485,856, respectively, as compensation under the Plans. During the year ended July 31, 2000, AIM Distributors waived fees of $123,065 for Class A shares.
  AIM Distributors received commissions of $894,229, from sales of the Class A shares of the Fund during the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2000, AIM Distributors received $28,018 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2000, the Fund paid legal fees of $3,273 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,615 and reductions in custodian fees of $23,696 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $27,311.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the year ended July 31, 2000, the average outstanding daily balance of bank loans for the Fund was $7,131,148 with a weighted average interest rate of 6.98%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2000 was $1,215,360,162 and $610,462,548, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                         $ 93,859,060
------------------------------------------------------------
  Securities sold short                           12,641,968
------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (57,823,117)
------------------------------------------------------------
  Securities sold short                          (10,071,186)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $ 38,606,725
============================================================
Cost of investments for tax purposes is $646,957,468.
Proceeds from securities sold short for tax purposes is
  $133,456,563.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended July 31, 2000 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
                                    ---------   ------------
Beginning of year                         --    $         --
------------------------------------------------------------
Written                               13,350      27,110,355
------------------------------------------------------------
Closed                               (12,737)    (26,863,020)
------------------------------------------------------------
Expired                                 (458)       (164,645)
------------------------------------------------------------
End of year                              155    $     82,690
============================================================

  Open call options written at July 31, 2000 were as follows:

                                            NUMBER                  JULY 31,
                       CONTRACT   STRIKE      OF       PREMIUMS       2000        UNREALIZED
        ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
---------------------  --------   ------   ---------   --------   ------------   ------------
Sanmina Corp.           Sep-00     $105       155      $82,690      $68,781        $13,909
=============================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended July 31, 2000 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of year                                                  21     $    19,586
-------------------------------------------------------------------------------------
Purchased                                                       6,291       5,398,859
-------------------------------------------------------------------------------------
Closed                                                         (5,185)     (2,624,326)
-------------------------------------------------------------------------------------
Expired                                                          (927)     (1,180,273)
-------------------------------------------------------------------------------------
End of year                                                       200     $ 1,613,846
=====================================================================================

Open put option contracts written at July 31, 2000 were as follows:

                                                                JULY 31,
                                                                  2000
                   CONTRACT   STRIKE   NUMBER OF    PREMIUMS     MARKET     UNREALIZED
     ISSUE          MONTH     PRICE    CONTRACTS    RECEIVED     VALUE     APPRECIATION
----------------   --------   ------   ---------   ----------   --------   ------------
Nasdaq 100 Index    Sep-00     $260       200      $1,613,846   $370,000   $ 1,243,846
=======================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999 were as follows:

                                                                    JULY 31, 2000               JULY 31, 1999
                                                              --------------------------    ----------------------
                                                                SHARES         AMOUNT        SHARES       AMOUNT
                                                              ----------    ------------    --------    ----------
Sold:
  Class A                                                     15,903,016    $376,526,177    331,198     $3,867,041
------------------------------------------------------------------------------------------------------------------
  Class B                                                     11,676,896     275,160,286         --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,564,213     109,937,385         --             --
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         39,350         706,157         --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                          1,107          21,560         --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                            511           9,927         --             --
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,011,095)    (47,498,068)   (27,717)      (337,513)
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (812,481)    (19,510,209)        --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                       (291,117)     (6,992,685)        --             --
------------------------------------------------------------------------------------------------------------------
                                                              29,070,400    $688,360,530    303,481     $3,529,528
==================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              -------------------------------------
                                                                                  DECEMBER 30, 1998
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED         COMMENCED) TO
                                                              JULY 31, 2000(a)      JULY 31, 1999
                                                              ----------------    -----------------
Net asset value, beginning of period                              $  15.78             $10.00
------------------------------------------------------------      --------             ------
Income from investment operations:
  Net investment income (loss)                                       (0.18)             (0.04)
------------------------------------------------------------      --------             ------
  Net gains on securities (both realized and unrealized)              9.92               5.82
------------------------------------------------------------      --------             ------
    Total from investment operations                                  9.74               5.78
------------------------------------------------------------      --------             ------
Less distributions:
  Dividends from net investment income                               (0.02)                --
------------------------------------------------------------      --------             ------
  Distributions from net realized gains                              (1.88)                --
------------------------------------------------------------      --------             ------
    Total distributions                                              (1.90)                --
------------------------------------------------------------      --------             ------
Net asset value, end of period                                    $  23.62             $15.78
============================================================      ========             ======
Total return(b)                                                      65.58%             57.80%
============================================================      ========             ======
Ratios/supplemental data:
Net assets, end of year (000s omitted)                            $336,203             $4,790
============================================================      ========             ======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                    2.33%(c)           2.28%(d)
------------------------------------------------------------      --------             ------
  Without fee waivers                                                 2.40%(c)           7.55%(d)
============================================================      ========             ======
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                    2.08%(c)           2.19%(d)
------------------------------------------------------------      --------             ------
  Without fee waivers                                                 2.15%(c)           7.46%(d)
============================================================      ========             ======
Ratio of net investment income (loss) to average net assets          (0.80)%(c)         (0.79)%(d)
============================================================      ========             ======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                       0.25%(c)           0.09%(d)
============================================================      ========             ======
Portfolio turnover rate                                                196%               135%
============================================================      ========             ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $170,296,714.
(d) Annualized.

                                                                   CLASS B             CLASS C
                                                              -----------------   -----------------
                                                              NOVEMBER 12, 1999   NOVEMBER 12, 1999
                                                                 (DATE SALES         (DATE SALES
                                                                COMMENCED) TO       COMMENCED) TO
                                                              JULY 31, 2000(a)    JULY 31, 2000(a)
                                                              -----------------   -----------------
Net asset value, beginning of period                              $  17.83            $  17.83
------------------------------------------------------------      --------            --------
Income from investment operations:
  Net investment income (loss)                                       (0.28)              (0.28)
------------------------------------------------------------      --------            --------
  Net gains on securities (both realized and unrealized)              5.97                5.97
------------------------------------------------------------      --------            --------
    Total from investment operations                                  5.69                5.69
------------------------------------------------------------      --------            --------
Less distributions:
  Dividends from net investment income                               (0.01)              (0.01)
------------------------------------------------------------      --------            --------
    Total distributions                                              (0.01)              (0.01)
------------------------------------------------------------      --------            --------
Net asset value, end of period                                    $  23.51            $  23.51
============================================================      ========             =======
Total return(b)                                                      31.95%              31.95%
============================================================      ========             =======
Ratios/supplemental data:
Net assets, end of year (000s omitted)                            $255,439            $100,452
============================================================      ========             =======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                       3.08%(c)            3.08%(c)
------------------------------------------------------------      --------            --------
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                       2.83%(c)            2.83%(c)
============================================================      ========             =======
Ratio of net investment income (loss) to average net assets          (1.55)%(c)          (1.55)%(c)
============================================================      ========             =======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                       0.25%(c)            0.25%(c)
============================================================      ========             =======
Portfolio turnover rate                                                196%                196%
============================================================      ========             =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $179,224,846 and $67,613,477 for Class B and Class C, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Mid Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period December 30, 1998 (dated operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Opportunities Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period December 30, 1998 (date operations commenced) through July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 11, 2000
Houston, Texas

BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Director and Chairman                             Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Gary T. Crum                                 Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman, President and                                                          CUSTODIAN
Chief Operating Officer,                          Melville B. Cox
Mercantile-Safe Deposit & Trust Co.; and          Vice President                               State Street Bank and Trust Company
President, Mercantile Bankshares                                                               225 Franklin Street
                                                  Mary J. Benson                               Boston, MA 02110
Jack Fields                                       Assistant Vice President and
Chief Executive Officer                           Assistant Treasurer                          COUNSEL TO THE FUND
Texana Global, Inc.
and Twenty First                                  Sheri Morris                                 Ballard Spahr
Century Group, Inc.;                              Assistant Vice President and                 Andrews & Ingersoll, LLP
Formerly Member                                   Assistant Treasurer                          1735 Market Street
of the U.S. House of Representatives                                                           Philadelphia, PA 19103
                                                  Renee A. Friedli
Carl Frischling                                   Assistant Secretary                          COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP             P. Michelle Grace                            Kramer Levin Naftalis & Frankel LLP
                                                  Assistant Secretary                          919 Third Avenue
Robert H. Graham                                                                               New York, NY 10022
Director, President and                           Nancy L. Martin
Chief Executive Officer                           Assistant Secretary                          DISTRIBUTOR
A I M Management Group Inc.
                                                  Ofelia M. Mayo                               A I M Distributors, Inc.
Prema Mathai-Davis                                Assistant Secretary                          11 Greenway Plaza
Formerly, Chief Executive Officer,                                                             Suite 100
YWCA of the U.S.A.                                Lisa A. Moss                                 Houston, TX 77046
                                                  Assistant Secretary
Lewis F. Pennock                                                                               AUDITORS
Attorney                                          Kathleen J. Pflueger
                                                  Assistant Secretary                          KPMG LLP
Louis S. Sklar                                                                                 700 Louisiana
Executive Vice President,                                                                      Houston, TX 77002
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $35,441 for the Fund's tax year ended July 31, 2000. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.01% was derived from U.S. Treasury
Obligations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                       EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
      MORE AGGRESSIVE                      MORE AGGRESSIVE                           leadership in the mutual fund industry
AIM Small Cap Opportunities(1)     AIM Latin American Growth                         since 1976 and managed approximately
AIM Mid Cap Opportunities(2)       AIM Developing Markets                            $176 billion in assets for more than
AIM Large Cap Opportunities(6)     AIM European Small Company                        8 million shareholders, including
AIM Emerging Growth                AIM Asian Growth                                  individual investors, corporate clients
AIM Small Cap Growth(3)            AIM Japan Growth                                  and financial institutions, as of
AIM Aggressive Growth              AIM International Emerging Growth                 June 30, 2000.
AIM Mid Cap Growth                 AIM European Development                              The AIM Family of Funds--Registered
AIM Small Cap Equity               AIM Euroland Growth                               Trademark-- is distributed nationwide,
AIM Capital Development            AIM Global Aggressive Growth                      and AIM today is the eighth-largest
AIM Constellation(4)               AIM International Equity                          mutual fund complex in the United States
AIM Dent Demographic Trends        AIM Advisor International Value                   in assets under management, according to
AIM Select Growth                  AIM Global Trends                                 Strategic Insight, an independent mutual
AIM Large Cap Growth               AIM Global Growth                                 fund monitor.
AIM Weingarten                             MORE CONSERVATIVE                             AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Equity                                                                   one of the world's largest independent
AIM Value II                       SECTOR EQUITY FUNDS                               financial services companies with $389
AIM Charter                                MORE AGGRESSIVE                           billion in assets under management as of
AIM Value                          AIM New Technology                                June 30, 2000.
AIM Blue Chip                      AIM Global Telecommunications and Technology
AIM Basic Value                    AIM Global Resources
AIM Large Cap Basic Value          AIM Global Financial Services
AIM Balanced                       AIM Global Health Care
AIM Advisor Flex                   AIM Global Consumer Products and Services
      MORE CONSERVATIVE            AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities
                                           MORE CONSERVATIVE

                       FIXED-INCOME FUNDS                                             [AIM LOGO APPEARS HERE]
                                                                                     --Registered Trademark--
TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS
      MORE AGGRESSIVE                      MORE AGGRESSIVE                             INVEST WITH DISCIPLINE
AIM Strategic Income               AIM High Income Municipal                         --Registered Trademark--
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Funds' investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]





A I M Distributors, Inc.
                                                                        MCO-AR-1